                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   February 18, 1999



                        INTEGRATED CIRCUIT SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                                     0-19299                              23-2000174
(State or Other Jurisdiction                        (Commission                          (I.R.S. Employer
of Incorporation)                                  File Number)                         Identification No.)


        2435 Boulevard of the Generals, Norristown, Pennsylvania  19403
                    (Address of principal executive offices)


                                 (610) 630-5300
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets.

             On February 18, 1999, Integrated Circuit Systems, Inc. (the "Company"), consummated the sale of certain intellectual property and engineering hardware and software related to its data communications product line to 3Com Corporation. The assets sold include customer-owned tooling (COT) technology, patents, design databases and software programs. The Company retained certain licensing and technical support rights and continues to sell and support its existing and prospective fast ethernet transceiver product family to current and new customers .

             The sale was effected pursuant to an Asset Purchase Agreement (the "Agreement"), dated as of January 15, 1999. The Agreement is incorporated by reference into this Form 8-K as Exhibit 2.1.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.
     --------
        Number                 Description
        ------                 -----------
         *2.1                  Asset Purchase Agreement dated as of January 15,
                               1999, by and among Integrated Circuit Systems,
                               Inc., ICS Technologies, Inc. and 3Com
                               Corporation. (Exhibit 10.2 of the Company's
                               Quarterly Report on Form 10-Q for the quarter ended December 26, 1998.)

     ______________________

     * Incorporated by reference



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTEGRATED CIRCUIT SYSTEMS, INC.


Date:  March 3, 1999                 By:      /s/ Hock E. Tan
                                         -----------------------------------
                                         Hock E. Tan
                                         Senior Vice President,
                                         Chief Financial Officer
                                         and Chief Operating Officer




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